                                                                 Exhibit 10.72.6

                       SIXTH AMENDMENT TO CREDIT AGREEMENT

         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT is made as of the 31st day of July, 2002 by and among CORRECTIONAL SERVICES CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company that is a signatory hereto or that, pursuant to Section 9.1.20(b) of the Credit Agreement (as hereinafter defined), shall become a party hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"; and the Subsidiary Guarantors, collectively with the Company, are sometimes hereinafter referred to as the "Obligors"); each of the lenders that is a signatory hereto or that, pursuant to
Section 12.6(b) of the Credit Agreement, shall become a "Lender" hereunder (individually, a "Lender" and, collectively, the "Lenders"); and FLEET NATIONAL BANK, a national banking association and successor by merger to Summit Bank, as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the "Syndication Agent").

                              W I T N E S S E T H:

         WHEREAS, the Company, the Subsidiary Guarantors, the Lenders and the Syndication Agent entered into a Credit Agreement dated August 31, 1999, as amended by a first amendment thereto dated as of November 10, 2000, a second amendment thereto dated in or about August, 2001, a third amendment thereto dated in or about November, 2001, a fourth amendment thereto dated as of November 28, 2001, and a fifth amendment thereto dated as of March 28, 2002 (collectively, the "Credit Agreement"); and

         WHEREAS, the Company, the Syndication Agent and the Lenders have agreed to make certain amendments to the Credit Agreement, subject to and in accordance with the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Except as otherwise indicated herein, all words and terms defined in the Credit Agreement shall have the same meanings when used herein.

         2.       Amendments to Credit Agreement.

                  (a) The following definitions appearing in Section 1.1 of the Credit Agreement are hereby amended to read in their entirety as follows (changes from the Credit Agreement are indicated in bold-face type):

                  "Qualified Accounts" shall mean an Account that meets all of the following requirements on its date of invoice or other origination date and continuing thereafter until collected:

                           (a) such Account represents a complete bona fide transaction which requires no further act under any circumstances on the part of any Obligor to make such Account payable by the Account Debtor;

                           (b) such Account shall not be unpaid more than 60 days beyond its payment terms, not to exceed 90 days beyond the invoice date;

                           (c) the goods the sale of which gave rise to such Account were shipped or delivered to the Account Debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis, or on the basis of any other similar understanding, and no part of such goods has been returned or rejected;

                           (d) such Account is not evidenced by chattel paper, a note or an instrument of any kind;

                           (e) the Account Debtor with respect to such Account is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, which might have a materially adverse effect on the business of such Account Debtor or is not, in the reasonable discretion of the Syndication Agent based upon a change in circumstances or objective facts, deemed ineligible for credit for any other reason;

                           (f) if such Account arises from the performance of services, such services have been fully rendered, and such Account does not represent a progress billing;

                           (g) the Account Debtor with respect thereto is located within the United States of America or Puerto Rico;

                           (h) such Account is a valid, legally enforceable obligation of the Account Debtor with respect thereto and is not subject to any present or contingent, and no facts exist which are the basis for any future, offset or counterclaim or other defense on the part of such Account Debtor, including without limitation, any account payable, rental or other amount owing by the Obligor to such Account Debtor; provided, however, that any Account subject to an offset, counterclaim or defense shall be deemed ineligible under this subsection (h) only to the extent of such offset, counterclaim or defense;

                           (i) the Syndication Agent has a first position perfected Lien (for the benefit of the Lenders) in such Account, which is subject to no other Lien;

                           (j) such Account is evidenced by an invoice or other documentation in a form acceptable to the Syndication Agent;

                           (k)   such Account does not arise out of any
         transaction with a Subsidiary  or an Affiliate of the Obligors;

                           (l) such Account is not subject to any provision prohibiting its assignment or requiring notice of or consent to such assignment, other than the type of notice required under subsection (o) below;

                           (m) if applicable, the goods giving rise to such Account were not, at the time of the sale thereof, subject to any Lien;

                           (n) such Account (or portion thereof) does not represent amounts owing as a late fee, interest or service charge;

                           (o) the Account Debtor with respect to such Account is not the United States government or any instrumentality or agency thereof or, if the Account Debtor with respect to such Account is the United States government or any instrumentality or agency thereof, such Account has, in the opinion of the Syndication Agent or its counsel, been properly assigned to the Agent pursuant to the Assignment of Claims Act of 1940, 31 U.S.C. 3727 and 41 U.S.C. 15;

                           (p) at least 50% (in dollar amount) of all Accounts owing to any Obligor from such Account Debtor (including the Account in question) constitute Qualified Accounts; and

                           (q) such Account does not arise out of that certain Contract for the Provision, Operation and Management of a Secure Private Prison (Contract No. 010039DC) between the Arizona Department of Corrections and the Company.

                  "Revolving Credit Commitment" shall mean, for each Lender, the obligation of such Lender to make Loans in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on Schedule 1 under the caption "Amount of Commitment for Revolving Credit Loan" (as the same may be reduced from time to time pursuant to Section 2.3 hereof). As of July 31, 2002, the aggregate principal amount of the Revolving Credit Commitments is $13,000,000.

                  (b) Section 9.1.30 of the Credit Agreement is hereby amended to read in its entirety as follows (changes from the Credit Agreement are indicated in bold-face type):

                  Section 9.1.30 Evidence of Refinancing; Condition to Refinancing.

                  (a)      By no later than April 30, 2002, the Company shall

         provide to the Syndication Agent a letter evidencing the Company's request to refinance with a third-party lender all of the obligations of the Company and the Subsidiary Guarantors under the Basic Documents and the Operative Documents.

                  (b) Concurrently with repaying all of its obligations under the Basic Documents and the Operative Documents, and as a condition precedent thereto, the Company shall obtain a substitute letter of credit to replace that certain standby letter of credit in the maximum amount of $1,400,000 which, in a transaction unrelated to this Agreement, is being issued by Fleet National Bank at the request of the Company in favor of National Bank of Arizona, as the beneficiary.

                  (c) Part 1 of Schedule 1 to the Credit Agreement is hereby deleted and replaced with Part 1 of Schedule 1 attached to this Agreement.

         3. Substitute Notes. To evidence the decrease in the aggregate Revolving Credit Commitment from $21,000,000 to $13,000,000, the Company is, concurrently herewith, executing and delivering to each of the Revolving Credit Lenders a substitute Revolving Credit Note (each a "Substitute Note") in substitution for, but not repayment of, the Revolving Credit Note (each a "Prior Note") heretofore issued to each such Revolving Credit Lender. The parties acknowledge and agree that the execution and delivery of the Substitute Notes shall not constitute a repayment, refinancing, accord and satisfaction or novation of the Prior Notes or the indebtedness evidenced thereby.

         4. Guaranty Reaffirmation. The Subsidiary Guarantors hereby acknowledge and agree to the amendments to the Credit Agreement effected by this Agreement. Each of the Subsidiary Guarantors hereby reaffirms all of the terms and conditions of the guaranty set forth in Section 6 of the Credit Agreement and agrees that such guaranty is applicable to all of the Guaranteed Obligations, as amended by this Agreement. The Subsidiary Guarantors hereby acknowledge and agree that they have no defenses, offsets or counterclaims with respect to the Guaranteed Obligations and hereby waive and release all claims against the Syndication Agent and the Lenders with respect thereto.

         5. Representations, Warranties and Other Covenants. In order to induce the Syndication Agent and the Lenders to enter into this Agreement and amend the Credit Agreement as provided herein, each Obligor hereby represents and warrants to the Syndication Agent and the Lenders that:

                  (a) All of the representations and warranties of the Obligors set forth in the Credit Agreement are true, complete and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof and as if set forth at length herein.

                  (b) No Default or Event of Default presently exists and is continuing on and as of the date hereof.

                  (c) Since the date of the Obligors' most recent financial statements delivered to the Syndication Agent, no Material Adverse Effect has occurred, and no event has occurred or failed to occur which has had or is likely to have a Material Adverse Effect.

                  (d) Each Obligor has full power and authority to execute, deliver and perform any action or step which may be necessary to carry out the terms of this Agreement and all other agreements, documents and instruments, if any, executed and delivered by the Obligors to the Syndication Agent and the Lenders concurrently herewith or in connection herewith (collectively, the "Amendment Documents"); each Amendment Document to which any of the Obligors is a party has been duly executed and delivered by such Obligors and is the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency, general equity principles or other similar laws affecting the enforcement of creditors' rights generally.

                  (e) The execution, delivery and performance of the Amendment Documents will not (i) violate any provision of any existing law, statute, rule, regulation or ordinance binding upon the Obligors, (ii) conflict with, result in a breach of, or constitute a default under (A) the certificate of incorporation or by-laws or other equivalent formation documents of any Obligor, (B) any order, judgment, award or decree of any court, governmental authority, bureau or agency, or (C) any mortgage, indenture, material lease, contract or other material agreement or undertaking to which any Obligor is a party or by which any Obligor or its properties or assets may be bound, or (iii) result in the creation or imposition of any lien or other encumbrance upon or with respect to any property or asset now owned or hereafter acquired by any Obligor, other than liens in favor of the Syndication Agent for the ratable benefit of the Lenders.

                  (f) No consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with any Person is required in connection with the execution, delivery, performance by the Obligors of the Amendment Documents or the transactions contemplated thereby.

         6. Acknowledgment by Lenders. Each of the Lenders acknowledges and agrees that (a) it has been notified of, and offered the opportunity to participate in, a transaction (the "L/C Transaction") unrelated to the loans under the Credit Agreement, pursuant to which Fleet National Bank will, at the request of the Company, issue a standby letter of credit in the original face amount of $1,400,000 (the "L/C") in favor of National Bank of Arizona, as the beneficiary, which L/C will be secured by a first lien on and security interest in a certificate of deposit in the minimum amount of $1,400,000 to be issued by Fleet National Bank to the Company (the "CD"), (b) Suntrust Bank, Nashville, N.A. has elected not to participate in the L/C Transaction, (c) it has been advised that the Company will purchase the CD with the proceeds of an advance under the Credit Agreement, (d) in the event the Company fails to repay all of its obligations under the Basic Documents and the Operative Documents and provide a substitute letter of credit pursuant to Section 9.1.30 of the Credit Agreement by the Revolving Credit Commitment Termination Date, the CD may remain outstanding beyond 90 days but will still be deemed a Permitted Investment, and
(e) notwithstanding any provision contained in the Credit Agreement or the Security Agreement, the lien on and security interest in the CD will be for the sole benefit of Fleet National

Bank in its individual capacity as the issuing bank under, and Banco Popular North America as a participant in, the L/C Transaction (which is unrelated to any transaction under the Credit Agreement), and each Lender waives and releases any claim in and to the CD as a result of or pursuant to the provisions of the Credit Agreement or the Security Agreement.

         7. Syndication Agent's Costs. The Company shall on demand reimburse the Syndication Agent for all of its out-of-pocket costs, including legal fees and expenses, incurred by the Syndication Agent in connection with this Agreement, the transactions referenced herein (except for the L/C Transaction) and the administration of the facilities described in the Credit Agreement. The Company hereby authorizes the Syndication Agent to charge the Company's account(s) with the Syndication Agent (or its affiliate) in the amount of such out-of-pocket costs.

         8. No Change. Except as expressly set forth herein or modified hereby, all of the terms and provisions of the Credit Agreement and the other Basic Documents are hereby reaffirmed in their entirety and shall continue in full force and effect.

         9. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument. This Agreement shall not be binding upon any party until all parties hereto have executed this Agreement and delivered it to the Syndication Agent.

         10. No Defenses. The Company hereby acknowledges and agrees that it has no defenses, offsets or counterclaims with respect to its obligations under the Credit Agreement, the Notes, the other Basic Documents and the Operative Documents and hereby waives and releases all claims against the Syndication Agent and the Lenders with respect thereto.

                [The rest of this page left intentionally blank]

     11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned have caused their duly authorized representatives to execute and deliver this Agreement as of the day and year first above written.

                             CORRECTIONAL SERVICES CORPORATION,
                             a Delaware corporation

                             By:  /s/  Bernard A. Wagner
                                  ----------------------------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer


                             YOUTH SERVICES INTERNATIONAL, INC.,
                             a Maryland corporation


                             By:  /s/  Bernard A. Wagner
                                  ----------------------------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer


                             FF&E, INC., a New Jersey corporation


                             By:  /s/  Bernard A. Wagner
                                  ----------------------------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer


                             YOUTH SERVICES INTERNATIONAL
                             OF NORTHERN IOWA, INC., an
                             Iowa corporation


                             By:  /s/  Bernard A. Wagner
                                  ----------------------------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer

                       (Signatures continued on next page)

                             YOUTH SERVICES INTERNATIONAL
                             HOLDINGS, INC., a Delaware corporation


                             By:  /s/  Bernard A. Wagner
                                  ----------------------------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer


                             YOUTH SERVICES INTERNATIONAL
                             REAL PROPERTY PARTNERSHIP, LLP,
                             a Maryland limited liability partnership


                             By:  /s/  Bernard A. Wagner
                                  ----------------------------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer


                             YOUTH SERVICES INTERNATIONAL
                             OF ILLINOIS, INC., a Maryland
                             corporation


                             By:  /s/  Bernard A. Wagner
                                  ----------------------------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer


                             YOUTH SERVICES INTERNATIONAL
                             OF SOUTH DAKOTA, INC., a South Dakota
                             corporation


                             By:  /s/  Bernard A. Wagner
                                  ----------------------------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer

                       (Signatures continued on next page)

                            YOUTH SERVICES INTERNATIONAL
                            OF TEXAS, INC., a Texas corporation


                            By:  /s/  Bernard A. Wagner
                                 -----------------------------------------------
                                 Bernard A. Wagner
                                 Sr. Vice President and Chief Financial Officer


                            YSI OF CENTRAL IOWA, INC.,
                            an Iowa corporation

                            By:  /s/  Bernard A. Wagner
                                 ----------------------------------------------
                                 Bernard A. Wagner
                                 Sr. Vice President and Chief Financial Officer


                            YOUTH SERVICES INTERNATIONAL
                            OF IOWA, INC., a Maryland
                            corporation


                            By:  /s/  Bernard A. Wagner
                                 -----------------------------------------------
                                 Bernard A. Wagner
                                 Sr. Vice President and Chief Financial Officer


                            YOUTH SERVICES INTERNATIONAL
                            OF MICHIGAN, INC., a Michigan
                            corporation


                            By:  /s/  Bernard A. Wagner
                                 ----------------------------------------------
                                 Bernard A. Wagner
                                 Sr. Vice President and Chief Financial Officer


                       (Signatures continued on next page)

                             YOUTH SERVICES INTERNATIONAL
                             OF MISSOURI, INC., a Missouri
                             corporation


                             By:  /s/  Bernard A. Wagner
                                  ---------------------------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer


                             CSC MANAGEMENT DE PUERTO RICO, INC.,
                             a Puerto Rico corporation


                             By:  /s/  Bernard A. Wagner
                                  ---------------------------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer


                             FLEET NATIONAL BANK,
                             as the Syndication Agent and a Lender


                             By:  ______________________________________________
                                  Name:
                                  Title:


                             SUNTRUST BANK, NASHVILLE, N.A.,
                             as a Lender

                             By:  ______________________________________________
                                  Name:
                                  Title:


                             BANCO POPULAR NORTH AMERICA,
                             as a Lender


                             By:  ______________________________________________
                                  Name:
                                  Title:

                                   SCHEDULE 1

                 Commitment of Lenders and Addresses for Notices

         Part 1-Commitment of Lenders and Address for Notices to Lenders

                                    Amount of Commitment
                                    For Revolving Credit               Amount of Commit-         Total
Lender                              Loans                              ment for DD Loans         Commitment
------                              --------------------               -----------------         ----------
Fleet National Bank                 $8,629,117.12                             $0                 $8,629,117.12
750 Walnut Avenue
Cranford, New Jersey 07016
Attention: Craig Heal
Telecopier No.: (908) 653-1680
Telephone No.: (908) 709-5472

SunTrust Bank, Nashville, N.A.      $1,770,882.88                             $0                 $1,770,882.88
201 4th Avenue North
Nashville, TN 37219
Attention:  Bill Crawford
Telecopier No.: (615) 748-5269
Telephone No.: (615) 748-4629

Banco Popular North America         $2,600,000.00                             $0                 $2,600,000.00
7 West 51/st/ Street
New York, NY 10019
Attention: Ms. Karen Hamilton
           Senior Vice President
Telecopier No.: (212) 586-3537
Telephone No.: (212) 445-1811

                        SUBSTITUTE REVOLVING CREDIT NOTE

$8,629,117.12                                                As of July 31, 2002

         FOR VALUE RECEIVED, the undersigned, Correctional Services Corporation, a Delaware corporation (the "Company"), hereby unconditionally promises to pay on or before the Revolving Credit Commitment Termination Date (as defined in that certain Credit Agreement dated August 31, 1999, as amended (the "Agreement"), among the Company, certain of its subsidiaries as guarantors, the lenders party thereto and Fleet National Bank, as syndication agent (the "Syndication Agent")), to the order of Fleet National Bank (the "Lender"), at the office of the Syndication Agent located at 750 Walnut Avenue, Cranford, New Jersey, or at such other location as the Syndication Agent shall designate, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (i) $8,629,117.12, or (ii) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Company pursuant to the Agreement. Notwithstanding the foregoing, each Revolving Credit Loan used by the Company to fund Pre-Development Costs shall be repaid on or before the date that is nine months after the date such Loan was made to the Company. Terms defined in the Agreement shall have the same meanings when used herein.

         The Company further agrees to pay interest in like money at the office of the Syndication Agent on the unpaid principal amount hereof from time to time at a rate or rates per annum and at such times as are provided in the Agreement.

         Subject to the provisions of Section 5.5 of the Agreement, this Note may be prepaid, in whole or in part, at one time or from time to time, without premium or penalty in accordance with Sections 2.3 and 2.9 of the Agreement. In addition, this Note shall be prepaid in accordance with Section 2.10 of the Agreement, upon the occurrence of any of the events described therein.

         This Note is secured by the Collateral described in the Security Agreement and the real property described in the Mortgages.

         Upon the occurrence of an Event of Default, all principal, interest and other amounts owing under this Note shall be, or may be declared to be, immediately due and payable, all subject to and in accordance with the provisions of Section 10.1 of the Agreement.

         Upon the occurrence of any Event of Default, the Lender may, in addition to such other and further rights and remedies as provided by law or under any of the Basic Documents, collect interest on such overdue amount from the date of such maturity until paid at a rate per annum equal to the Post-Default Rate.

         This Note is one of the Revolving Credit Notes referred to in, and evidences certain indebtedness incurred by the Company to the Lender under, the Agreement. The holder of this Note is entitled to all of the benefits and security provided in the Agreement and the other Basic Documents.

         This Note is being executed and delivered by the Company to the Lender in substitution for that certain Substitute Revolving Credit Note dated as of March 28, 2002 from the Company in favor of the Lender in the maximum principal amount of $13,939,343 (the "Prior Note"). The execution and delivery of this Note by the Company shall not constitute a repayment, refinancing, accord and satisfaction or novation of the Prior Note or the indebtedness evidenced thereby.

         This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         Should the indebtedness represented by this Note or any part hereof be collected at law or in equity, or in bankruptcy, receivership, or any other court proceeding, or should this Note be placed in the hands of attorneys for collection upon the occurrence of an Event of Default, the Company agrees to pay, in addition to the principal and interest due and payable hereon, all reasonable costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses.

         This Note shall be and remain in full force and effect and in no way impaired until the actual payment thereof to the Lender, its successors or assigns.

         Anything herein to the contrary notwithstanding, the obligations of the Company under this Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by the Lender would be contrary to provisions of law applicable to the Lender limiting the maximum rate of interest which may be charged or collected by the Lender.

         The Company and all endorsers and guarantors of this Note hereby waive presentment, demand for payment, protest and notice of dishonor of this Note.

         This Note is binding upon the Company and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.

         This Note and the rights and obligations of the parties hereto shall be subject to and governed by the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed by its authorized officer as of the day and year above written.

                              CORRECTIONAL SERVICES CORPORATION


                              By: /s/ Bernard A. Wagner
                                  ---------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer

                        SUBSTITUTE REVOLVING CREDIT NOTE

$1,770,882.88                                                As of July 31, 2002

         FOR VALUE RECEIVED, the undersigned, Correctional Services Corporation, a Delaware corporation (the "Company"), hereby unconditionally promises to pay on or before the Revolving Credit Commitment Termination Date (as defined in that certain Credit Agreement dated August 31, 1999, as amended (the "Agreement"), among the Company, certain of its subsidiaries as guarantors, the lenders party thereto and Fleet National Bank, as syndication agent (the "Syndication Agent")), to the order of SunTrust Bank, Nashville, N.A. (the "Lender"), at the office of the Syndication Agent located at 750 Walnut Avenue, Cranford, New Jersey, or at such other location as the Syndication Agent shall designate, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (i) $1,770,882.88, or
(ii) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Company pursuant to the Agreement. Notwithstanding the foregoing, each Revolving Credit Loan used by the Company to fund Pre-Development Costs shall be repaid on or before the date that is nine months after the date such Loan was made to the Company. Terms defined in the Agreement shall have the same meanings when used herein.

         The Company further agrees to pay interest in like money at the office of the Syndication Agent on the unpaid principal amount hereof from time to time at a rate or rates per annum and at such times as are provided in the Agreement.

         Subject to the provisions of Section 5.5 of the Agreement, this Note may be prepaid, in whole or in part, at one time or from time to time, without premium or penalty in accordance with Sections 2.3 and 2.9 of the Agreement. In addition, this Note shall be prepaid in accordance with Section 2.10 of the Agreement, upon the occurrence of any of the events described therein.

         This Note is secured by the Collateral described in the Security Agreement and the real property described in the Mortgages.

         Upon the occurrence of an Event of Default, all principal, interest and other amounts owing under this Note shall be, or may be declared to be, immediately due and payable, all subject to and in accordance with the provisions of Section 10.1 of the Agreement.

         Upon the occurrence of any Event of Default, the Lender may, in addition to such other and further rights and remedies as provided by law or under any of the Basic Documents, collect interest on such overdue amount from the date of such maturity until paid at a rate per annum equal to the Post-Default Rate.

         This Note is one of the Revolving Credit Notes referred to in, and evidences certain indebtedness incurred by the Company to the Lender under, the Agreement. The holder of this Note is entitled to all of the benefits and security provided in the Agreement and the other Basic Documents.

         This Note is being executed and delivered by the Company to the Lender in substitution for that certain Substitute Revolving Credit Note dated as of March 28, 2002 from the Company in favor of the Lender in the maximum principal amount of $2,860,657 (the "Prior Note"). The execution and delivery of this Note by the Company shall not constitute a repayment, refinancing, accord and satisfaction or novation of the Prior Note or the indebtedness evidenced thereby.

         This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         Should the indebtedness represented by this Note or any part hereof be collected at law or in equity, or in bankruptcy, receivership, or any other court proceeding, or should this Note be placed in the hands of attorneys for collection upon the occurrence of an Event of Default, the Company agrees to pay, in addition to the principal and interest due and payable hereon, all reasonable costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses.

         This Note shall be and remain in full force and effect and in no way impaired until the actual payment thereof to the Lender, its successors or assigns.

         Anything herein to the contrary notwithstanding, the obligations of the Company under this Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by the Lender would be contrary to provisions of law applicable to the Lender limiting the maximum rate of interest which may be charged or collected by the Lender.

         The Company and all endorsers and guarantors of this Note hereby waive presentment, demand for payment, protest and notice of dishonor of this Note.

         This Note is binding upon the Company and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.

         This Note and the rights and obligations of the parties hereto shall be subject to and governed by the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed by its authorized officer as of the day and year above written.

                             CORRECTIONAL SERVICES CORPORATION


                             By: /s/ Bernard A. Wagner
                                 ---------------------------
                                 Bernard A. Wagner
                                 Sr. Vice President and Chief Financial Officer

                        SUBSTITUTE REVOLVING CREDIT NOTE

$2,600,000                                                   As of July 31, 2002

     FOR VALUE RECEIVED, the undersigned, Correctional Services Corporation, a Delaware corporation (the "Company"), hereby unconditionally promises to pay on or before the Revolving Credit Commitment Termination Date (as defined in that certain Credit Agreement dated August 31, 1999, as amended (the "Agreement"), among the Company, certain of its subsidiaries as guarantors, the lenders party thereto and Fleet National Bank, as syndication agent (the "Syndication Agent")), to the order of Banco Popular North America (the "Lender"), at the office of the Syndication Agent located at 750 Walnut Avenue, Cranford, New Jersey, or at such other location as the Syndication Agent shall designate, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (i) $2,600,000, or (ii) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Company pursuant to the Agreement. Notwithstanding the foregoing, each Revolving Credit Loan used by the Company to fund Pre-Development Costs shall be repaid on or before the date that is nine months after the date such Loan was made to the Company. Terms defined in the Agreement shall have the same meanings when used herein.

     The Company further agrees to pay interest in like money at the office of the Syndication Agent on the unpaid principal amount hereof from time to time at a rate or rates per annum and at such times as are provided in the Agreement.

     Subject to the provisions of Section 5.5 of the Agreement, this Note may be prepaid, in whole or in part, at one time or from time to time, without premium or penalty in accordance with Sections 2.3 and 2.9 of the Agreement. In addition, this Note shall be prepaid in accordance with Section 2.10 of the Agreement, upon the occurrence of any of the events described therein.

     This Note is secured by the Collateral described in the Security Agreement and the real property described in the Mortgages.

     Upon the occurrence of an Event of Default, all principal, interest and other amounts owing under this Note shall be, or may be declared to be, immediately due and payable, all subject to and in accordance with the provisions of Section 10.1 of the Agreement.

     Upon the occurrence of any Event of Default, the Lender may, in addition to such other and further rights and remedies as provided by law or under any of the Basic Documents, collect interest on such overdue amount from the date of such maturity until paid at a rate per annum equal to the Post-Default Rate.

     This Note is one of the Revolving Credit Notes referred to in, and evidences certain indebtedness incurred by the Company to the Lender under, the Agreement. The holder of this Note is entitled to all of the benefits and security provided in the Agreement and the other Basic Documents.

     This Note is being executed and delivered by the Company to the Lender in substitution for that certain Substitute Revolving Credit Note dated as of March 28, 2002 from the Company in favor of the Lender in the maximum principal amount of $4,200,000.00 (the "Prior Note"). The execution and delivery of this Note by the Company shall not constitute a repayment, refinancing, accord and satisfaction or novation of the Prior Note or the indebtedness evidenced thereby.

     This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     Should the indebtedness represented by this Note or any part hereof be collected at law or in equity, or in bankruptcy, receivership, or any other court proceeding, or should this Note be placed in the hands of attorneys for collection upon the occurrence of an Event of Default, the Company agrees to pay, in addition to the principal and interest due and payable hereon, all reasonable costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses.

     This Note shall be and remain in full force and effect and in no way impaired until the actual payment thereof to the Lender, its successors or assigns.

     Anything herein to the contrary notwithstanding, the obligations of the Company under this Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by the Lender would be contrary to provisions of law applicable to the Lender limiting the maximum rate of interest which may be charged or collected by the Lender.

     The Company and all endorsers and guarantors of this Note hereby waive presentment, demand for payment, protest and notice of dishonor of this Note.

     This Note is binding upon the Company and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.

     This Note and the rights and obligations of the parties hereto shall be subject to and governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed by its authorized officer as of the day and year above written.

                              CORRECTIONAL SERVICES CORPORATION


                              By: /s/ Bernard A. Wagner
                                  -----------------------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer